UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

CT Corporation

101 Federal Street

Boston, MA 02110

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-446-3863

Date of fiscal year end: October 31, 2017

Date of reporting period: April 30, 2017

Item 1.	Reports to Stockholders.

TS&W Thompson, Siegel & Walmsley LLC

INVESTMENT MANAGEMENT

TS&W Equity Portfolio

The Advisors' Inner Circle Fund

Semi-Annual Report

April 30, 2017

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO
APRIL 30, 2017

The Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Portfolio’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that The Advisors’ Inner Circle Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-4TSW-FUN; and (ii) on the Commission’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO
APRIL 30, 2017 (Unaudited)

Dear Shareholders:

We are pleased to provide you with our semi-annual report for the period ended April 30, 2017 for the TS&W Equity Portfolio (the “Portfolio”) managed by Thompson, Siegel & Walmsley LLC (“TSW”).

On April 30, 2017 the Portfolio’s value was $41,101,908. Our long-term goal for the Portfolio is to provide returns that exceed our benchmark indexes over a complete economic or market cycle.

Participants in this Portfolio include the TSW retirement plan, TSW investment advisory clients, and others seeking investment management direction from TSW. We encourage our clients to pursue a balanced investment approach, and where appropriate, utilize this Portfolio to achieve their specific investment objectives. The Portfolio is managed by the TSW team of investment professionals utilizing a value investment philosophy. Our investment teams utilize a consistent investment process in managing all client portfolios.

Our equity portfolio managers use a unique four-factor quantitative screen combined with rigorous fundamental research conducted by experienced teams of analysts who are trying to answer three questions: Why is the stock inexpensive? What are the catalysts for change? And, are the catalysts sustainable?

During the six-month period ending April 30, 2017 the TS&W Equity Portfolio gained 8.92% after fees and expenses while the S&P 500 Index was up 13.3%. The first quarter stock market performance was led by larger market cap names due to the steady global expansion that is underway. The S&P 500 Index posted a positive result in the 1st quarter and the returns ranged widely among the sectors. Information Technology was up double digits with Consumer Discretionary stocks also posting solid returns, while Energy and Telecom stocks struggled and posted negative returns. The TS&W Equity Portfolio performance finished the quarter slightly behind its S&P 500 Index benchmark.

The leading economic sectors, in terms of contribution to the Portfolio’s relative return were Energy, Financials, and Consumer Discretionary. Our significant underweight to Energy which was the S&P 500 Index’s weakest sector in the quarter, helped our portfolio the most. Large E & P companies dragged while our focus on refiners like Marathon Petroleum (MPC) outperformed other names in the sector. Our underweight to financials versus to the S&P 500 also helped our relative performance and our insurance names such as Progressive (PGR) lead the way in that space. We were slightly overweight Consumer Discretionary and the portfolio benefited from both good stock selection and industry allocation. Our

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO
APRIL 30, 2017 (Unaudited)

media names did well again this quarter and Madison Square Garden (MSG) behaved well as plans in New York City to renovate Penn Station highlight value at MSG as does the potential use of a large cash balance and or any improvement in existing asset fundamentals.

The primary detractors from the Portfolio’s relative return were the Health Care, Technology, and Consumer Staples. Our underperformance in Health Care was a function of poor stock selection, represented by our holding in Teva Pharmaceutical Industries (TEVA) which suffered after buying another generic business and struggling with synergies. The Health Care sector names continue to be subject to regulatory concerns as well as the repeal and replace phenomenon driven by the current administration and highlighted by constant media attention, but we believe negative sentiment in this space is not justified by the underlying fundamentals. The technology sector was a contributor for the S&P 500 Index and several of our hardware and software holdings did well; however, we lost ground with our semiconductor names such as QUALCOMM (QCOM) which was down double digits for the quarter. Consumer Staples also dragged materially on the Portfolio because of names like Whole Foods Market (WFM) which we still like despite facing pressures from larger grocers increasing their organic selections and a recent technology investment that has not yet been accretive.

In summary, the post-election surge in business and consumer sentiment has continued to remain positive as have employment conditions. There is no shortage of momentum in the markets and reactions to earnings continue to be more intense in both directions. Valuations are still high but investors seem to be focusing on fundamentals more than valuations and this creates an environment where participation is the number one goal instead of long term disciplined investing. We are maintaining a strict valuation discipline and are focused on sustainability of cash flows and earnings growth. We expect this combination of characteristics to be rewarded over time.

Respectfully submitted,

Horace P. Whitworth, CFA	Frank H. Reichel III, CFA
Chief Executive Officer	President

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO
APRIL 30, 2017 (Unaudited)

This represents the managers’ assessment of the Portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares when redeemed may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-866-487-9386.

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO
APRIL 30, 2017 (Unaudited)

Definition of the Comparative Index

S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

TS&W Equity Portfolio Top Ten Holdings at April 30, 2017 (Unaudited)

(as a percentage of Net Assets)

1.	FirstEnergy	4.20%	6.	McKesson	2.73%
2.	Berkshire Hathaway	3.62%	7.	Verizon Communications	2.58%
3.	Allergan	2.97%	8.	Cisco Systems	2.58%
4.	Gilead Sciences	2.84%	9.	PPL	2.53%
5.	Dell Technologies – VMware	2.78%	10.	Progressive	2.47%

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO
APRIL 30, 2017 (Unaudited)

SCHEDULE OF INVESTMENTS
COMMON STOCK — 91.8%
	Shares	Value

CONSUMER DISCRETIONARY — 16.7%
Advance Auto Parts	2,000	$284,280
AMC Networks, Cl A*	17,000	1,014,560
Discovery Communications, Cl C*	29,525	826,109
Liberty Expedia Holdings, Cl A*	12,480	602,909
Liberty Interactive QVC Group, Cl A*	35,000	741,300
Liberty SiriusXM Group, Cl C*	17,225	654,378
Madison Square Garden*	3,000	605,310
Michael Kors Holdings*	9,625	359,301
News, Cl A*	61,300	779,736
News, Cl B	36,325	472,225
Target	9,000	502,650

		6,842,758

CONSUMER STAPLES — 7.1%
Coca-Cola*	22,000	949,300
CVS Health	6,000	494,640
Kellogg	5,700	404,700
Wal-Mart Stores	6,600	496,188
Whole Foods Market	16,300	592,831

		2,937,659

ENERGY — 4.1%
Antero Resources*	38,700	820,053
Marathon Petroleum	4,900	249,606
Range Resources	11,000	291,390
Valero Energy	4,975	321,434

		1,682,483

FINANCIALS — 12.5%
Allstate	9,325	758,029
American Express	3,000	237,750
Berkshire Hathaway, Cl B*	9,000	1,486,890
CIT Group	11,600	537,196
Citigroup	3,400	201,008
Loews	7,950	370,629
Progressive	25,600	1,016,832

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO
APRIL 30, 2017 (Unaudited)

COMMON STOCK — continued
	Shares	Value

FINANCIALS — continued
Willis Towers Watson*	4,000	$530,480

		5,138,814

HEALTH CARE — 17.0%
Allergan	5,000	1,219,300
Cigna	5,725	895,218
Express Scripts Holding*	9,500	582,730
Gilead Sciences	17,000	1,165,350
Laboratory Corp of America Holdings*	6,525	914,479
McKesson	8,100	1,120,149
Pfizer	19,550	663,136
Teva Pharmaceutical Industries ADR	12,900	407,382

		6,967,744

INDUSTRIALS — 1.6%
JetBlue Airways*	14,000	305,620
United Continental Holdings*	5,000	351,050

		656,670

INFORMATION TECHNOLOGY — 21.9%
Alphabet, Cl C*	637	577,097
Apple	6,340	910,741
Avnet	18,800	727,372
Cisco Systems	31,100	1,059,577
Dell Technologies - VMware, Cl V*	17,000	1,140,870
DXC Technology*	1,718	129,434
eBay*	13,900	464,399
First Solar*	17,000	502,350
Hewlett Packard Enterprise	20,000	372,600
NetApp	20,300	808,955
Oracle	14,900	669,904
QUALCOMM	17,650	948,511
Western Digital	7,875	701,426

		9,013,236

TELECOMMUNICATION SERVICES — 2.6%
Verizon Communications	23,125	1,061,669

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO
APRIL 30, 2017 (Unaudited)

COMMON STOCK — continued
	Shares	Value

UTILITIES — 8.3%
FirstEnergy	57,675	$1,726,790
National Grid ADR	10,200	661,674
PPL	27,275	1,039,450

		3,427,914

TOTAL COMMON STOCK (Cost $32,693,356)		37,728,947

SHORT-TERM INVESTMENT — 8.6%
Federated Government Obligations Money Market Fund, 0.650% (A)	3,515,710	3,515,710

TOTAL SHORT-TERM INVESTMENT (Cost $3,515,710)		3,515,710

TOTAL INVESTMENTS — 100.4% (Cost $36,209,066)		$41,244,657

Percentages are based on Net Assets of $41,101,908.

*	Non-income producing security.
(A)	The reporting rate is the 7-day effective yield as of April 30, 2017.

ADR         American Depositary Receipt

Cl            Class

As of April 30, 2017, all of the Portfolio’s securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the period ended April 30, 2017, there have been no transfers between Level 1 and Level 2 assets and liabilities. For the period ended April 30, 2017 there were no Level 3 securities. All transfers, if any, are recognized by the Portfolio at the end of the period.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO
APRIL 30, 2017 (Unaudited)

At April 30, 2017, sector diversification of the Portfolio was as follows:

Sector Diversification	% of Net Assets	Value
Common Stock
Information Technology	21.9%	$9,013,236
Health Care	17.0	6,967,744
Consumer Discretionary	16.7	6,842,758
Financials	12.5	5,138,814
Utilities	8.3	3,427,914
Consumer Staples	7.1	2,937,659
Energy	4.1	1,682,483
Telecommunication Services	2.6	1,061,669
Industrials	1.6	656,670

Total Common Stock	91.8	37,728,947
Short-Term Investment	8.6	3,515,710

Total Investments	100.4	41,244,657
Total Liabilities in Excess of Other Assets	(0.4)	(142,749)

Net Assets	100.0%	$41,101,908

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO
APRIL 30, 2017 (Unaudited)

STATEMENT OF ASSETS AND LIABILITIES

Assets:
Investments at Value (Cost $36,209,066)	$41,244,657
Receivable for Investment Securities Sold	326,938
Dividends and Interest Receivable	17,601
Prepaid Expenses	13,575

Total Assets	41,602,771

Liabilities:
Payable for Investment Securities Purchased	283,036
Payable for Capital Shares Redeemed	148,880
Payable due to Investment Adviser	10,644
Payable due to Administrator	10,274
Shareholder Servcing Fees Payable	5,736
Payable for Trustees’ Fees	4,251
Chief Compliance Officer Fees Payable	2,047
Other Accrued Expenses	35,995

Total Liabilities	500,863

Net Assets	$41,101,908

NET ASSETS:
Paid-in-Capital	$33,565,563
Undistributed Net Investment Income	36,104
Accumulated Net Realized Gain on Investments	2,464,650
Net Unrealized Appreciation on Investments	5,035,591

Net Assets	$41,101,908

Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	3,187,755

Net Asset Value, Offering and Redemption Price Per Share*	$12 .89

*	Redemption price per share may vary depending on the length of time shares are held.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO
FOR THE SIX-MONTHS ENDED
APRIL 30, 2017 (Unaudited)

STATEMENT OF OPERATIONS

Investment Income:
Dividends	$340,367
Interest	7,276
Less: Foreign Taxes Withheld	(1,418)

Total Income	346,225

Expenses:
Investment Advisory Fees	153,401
Administration Fees	61,987
Trustees’ Fees	7,781
Chief Compliance Officer Fees	2,878
Transfer Agent Fees	36,578
Shareholder Servicing Fees	18,219
Legal Fees	14,672
Filing and Registration Fees	10,350
Printing Fees	10,062
Audit Fees	8,430
Custodian Fees	2,480
Other Expenses	6,355

Total Expenses	333,193

Less:
Waiver of Investment Advisory Fees	(87,721)
Fees Paid Indirectly — Note 4	(22)

Net Expenses	245,450

Net Investment Income	100,775

Realized and Unrealized Gain on Investments:
Net Realized Gain on Investments	2,584,510
Net Change in Unrealized Appreciation (Depreciation) on Investments	834,331

Net Realized and Unrealized Gain on Investments	3,418,841

Net Increase in Net Assets Resulting from Operations	$3,519,616

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016
Operations:
Net Investment Income	$100,775	$211,055
Net Realized Gain on Investments	2,584,510	3,842,009
Net Change in Unrealized Appreciation (Depreciation) on Investments	834,331	(2,044,518)

Net Increase in Net Assets Resulting from Operations	3,519,616	2,008,546

Dividends and Distributions:
Net Investment Income	(127,350)	(224,009)
Net Realized Gain	(3,952,290)	(2,563,902)

Total Dividends and Distributions	(4,079,640)	(2,787,911)

Capital Share Transactions:
Issued	331,393	1,716,599
Reinvestment of Distributions	4,033,933	2,753,634
Redeemed	(4,287,119)	(6,572,394)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	78,207	(2,102,161)

Total Decrease in Net Assets	(481,817)	(2,881,526)

Net Assets:
Beginning of Period	41,583,725	44,465,251

End of Period (including undistributed net investment income of $36,104 and $62,679, respectively)	$41,101,908	$41,583,725

Share Transactions:
Issued	25,691	138,993
Reinvestment of Distributions	325,674	221,029
Redeemed	(334,557)	(520,531)

Net Increase (Decrease) in Shares Outstanding from Share Transactions	16,808	(160,509)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Year and Period

	Six Months Ended April 30, 2017 (Unaudited)	Years Ended October 31,
		2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$13.11	$13.35	$15.06	$13.85	$11.08	$10.20

Income from Operations:
Net Investment Income(1)	0.03	0.06	0.10	0.14	0.14	0.10
Net Realized and Unrealized Gain	1.08	0.55	0.23	1.36	2.77	0.89

Total from Operations	1.11	0.61	0.33	1.50	2.91	0.99

Dividends and Distributions:
Net Investment Income	(0.04)	(0.07)	(0.09)	(0.13)	(0.14)	(0.11)
Net Realized Gain	(1 .29)	(0 .78)	(1 .95)	(0 .16)	—	—

Total Dividends and Distributions	(1.33)	(0.85)	(2.04)	(0.29)	(0.14)	(0.11)

Net Asset Value, End of Period	$12.89	$13.11	$13.35	$15.06	$13.85	$11.08

Total Return†	8.92%	4.88%	2.02%	10.97%	26.39%	9.77%

Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$41,102	$41,584	$44,465	$48,749	$45,792	$41,044
Ratio of Expenses to Average Net Assets(2)	1.20%	1.50%	1.50%	1.50%	1.49%	1.38%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)	1.63%	1.62%	1.54%	1.51%	1.49%	1.38%
Ratio of Net Investment Income to Average Net Assets	0.49%	0.49%	0.70%	0.93%	1.15%	0.93%
Portfolio Turnover Rate	26%	66%	83%	46%	29%	22%

†	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Had the Adviser not waived a portion of its expenses, total return would have been lower.
(1)	Per share calculations were performed using average shares for the year.
(2)	The Ratio of Expenses to Average Net Assets excludes the effect of fees paid indirectly. If these expense offsets were included, the ratio would have been the same as the ratio reported.

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO
APRIL 30, 2017 (Unaudited)

NOTES TO FINANCIAL STATEMENTS

1.	Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 56 portfolios. The financial statements herein are those of the TS&W Equity Portfolio (the “Portfolio”), a diversified portfolio. The TS&W Equity Portfolio seeks maximum long-term total returns consistent with reasonable risk to principal, by investing in a diversified portfolio of common stocks of relatively large companies. The Portfolio may change its investment objective without shareholder approval. The financial statements of the remaining portfolios in the Trust are presented separately. The assets of each portfolio of the Trust are segregated, and a shareholder’s interest is limited to the portfolio of the Trust in which shares are held.

2.	Significant Accounting Policies:

The Portfolio is an investment company in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Therefore, the Portfolio follows the accounting and reporting guidance for investment companies.

The following is a summary of the significant accounting policies followed by the Portfolio.

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the fair value of assets, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used.

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO
APRIL 30, 2017 (Unaudited)

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Portfolio’s Board of Trustees (the “Board”). The Portfolio’s fair value procedures are implemented through a fair value pricing committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government imposed restrictions. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

As of April 30, 2017, there were no securities valued in accordance with fair value procedures.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Portfolio discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Portfolio has the ability to access at the measurement date;

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.); and

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO
APRIL 30, 2017 (Unaudited)

Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the six months ended April 30, 2017, there have been no significant changes to the Trust’s fair valuation methodology.

Federal Income Taxes — It is the Portfolio’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

The Portfolio evaluates tax positions taken or expected to be taken in the course of preparing the Portfolio’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Portfolio did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 open tax year ends and the current tax year, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the six months ended April 30, 2017, the Portfolio did not have a liability for any unrecognized tax benefits. The Portfolio recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the six months ended April 30, 2017 the Portfolio did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO
APRIL 30, 2017 (Unaudited)

based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date.

Expenses — Most expenses of the Trust can be directly attributed to a particular portfolio. Expenses that cannot be directly attributed to a particular portfolio are apportioned among the portfolios of the Trust based on the number of portfolios and/or relative net assets.

Dividends and Distributions to Shareholders — The Portfolio distributes substantially all of its net investment income, if any, quarterly. Any net realized capital gains are distributed at least annually. All distributions are recorded on ex-dividend date.

Investments in Real Estate Investment Trusts (“REITs”) — With respect to the Portfolio, dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of any estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Redemption Fees — The Portfolio retains a redemption fee of 1.00% on redemptions of capital shares held for less than 60 days. For the six-months ended April 30, 2017 and the year ended October 31, 2016 there were no redemption fees retained by the Portfolio.

3.	Transactions with Affiliates:

Certain officers of the Trust are also employees of SEI Investments Global Funds Services (the “Administrator”) and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

A portion of the services provided by the CCO and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s advisers and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO
APRIL 30, 2017 (Unaudited)

4.	Administration, Shareholder Servicing, Distribution, Transfer Agent and Custodian Agreements:

The Portfolio and the Administrator, a wholly-owned subsidiary of SEI Investments Company, are parties to an Administration Agreement under which the Administrator provides administrative services to the Portfolio. For these services, the Administrator is paid an asset based fee, which will vary depending on the number of share classes and the average daily net assets of the Portfolio. For the six months ended April 30, 2017, the Portfolio paid $61,987 for these services.

The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the agreement.

The Portfolio has adopted a shareholder servicing plan under which a shareholder servicing fee will be paid to financial intermediaries. Certain brokers, dealers, banks, trust companies and other financial representatives received compensation from the Portfolio for providing a variety of services, including record keeping and transaction processing. Such fees were based on the assets of the Portfolio that were serviced by the financial representative. Such fees are paid by the Portfolio to the extent that the number of accounts serviced by the financial representative multiplied by the account fee charged by the Portfolio’s transfer agent would not exceed the amount that would have been charged had the accounts serviced by the financial representative been serviced directly through the transfer agent. All fees in excess of this amount are paid by the Adviser, an affiliate of Old Mutual (US) Holdings, Inc. These fees are disclosed on the Statement of Operations as “Shareholder Servicing Fees”.

DST Systems, Inc. (the “Transfer Agent”) serves as the transfer agent and dividend disbursing agent for the Portfolio under a transfer agency agreement.

The Portfolio earned cash management credits of $22 which are used to offset transfer agent expenses. These amounts are labeled as “Fees Paid Indirectly” on the Statement of Operations.

MUFG Union Bank, N.A. acts as Custodian (the “Custodian”) for the Portfolio. The Custodian plays no role in determining the investment policies of the Portfolio or which securities are to be purchased or sold by the Portfolio.

5.	Investment Advisory Agreement:

Under the terms of an investment advisory agreement, the Adviser, an affiliate of Old Mutual (U.S.) Holdings Inc., provides investment advisory services to the Portfolio at a fee calculated at an annual rate of 0.75% of the average daily net assets for the Portfolio.

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO
APRIL 30, 2017 (Unaudited)

Effective November 1, 2016, the Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Portfolio’s total annual operating expenses from exceeding 1.20%, of the average daily net assets of the Portfolio. Prior to November 1, 2016, the voluntary expense limitation was 1.50%. As of April 30, 2017, the advisory fee waiver was $87,721. The Adviser does not have the ability to recapture previously waived fees or reimbursed expenses.

6.	Investment Transactions:

For the six months ended April 30, 2017, the Portfolio made purchases of $9,690,158 and sales of $13,246,334 of investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

7.	Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP.

As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during the year. The book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital as appropriate, in the period that the difference arises.

The tax character of dividends and distributions declared during the last two fiscal years were as follows:

	Ordinary Income	Long-Term Capital Gain	Total
2016	$224,009	$2,563,902	$2,787,911
2015	1,302,352	5,152,367	6,454,719

As of October 31, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$682,099
Undistributed Long-Term Capital Gain	3,332,397
Unrealized Appreciation	4,081,879
Other Temporary Differences	(6)

Total Distributable Earnings	$8,096,369

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO
APRIL 30, 2017 (Unaudited)

For Federal income tax purposes, the difference between Federal tax cost and book cost primarily relates to wash sales.

The Federal tax cost and aggregate gross unrealized appreciation and (depreciation) for the investments held by the Portfolio at April 30, 2017 were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
$36,209,066	$5,838,216	$(802,625)	$5,035,591

8.	Other:

At April 30, 2017, the percentage of total shares outstanding held by a limited number of shareholders for the Portfolio, which were comprised of omnibus accounts that were held on behalf of several individual shareholders was as follows:

No. of Shareholders	% Ownership
1	80%

In the normal course of business, the Portfolio enters into contracts that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

9.	Regulatory Matters:

In October 2016, the Securities and Exchange Commission (the “SEC”) released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule which introduces two new regulatory reporting forms for investment companies — Form N-PORT and Form N-CEN — also contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. Although still evaluating the impact of the Rule, management believes that many of the Regulation S-X amendments are consistent with the Portfolio’s current financial statement presentation and expects that the Portfolio will be able to comply with the Rule’s Regulation S-X amendments by the August 1, 2017 compliance date.

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO
APRIL 30, 2017 (Unaudited)

10.	Subsequent Events:

The Portfolio has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments or additional disclosures were required for the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO

DISCLOSURE OF PORTFOLIO EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (November 1, 2016 to April 30, 2017).

The table on the next page illustrates your Portfolio’s costs in two ways:

Actual Portfolio Return. This section helps you to estimate the actual expenses after fee waivers that your Portfolio incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Portfolio, and the “Ending Account Value” number is derived from deducting that expense cost from the Portfolio’s gross investment return.

You can use this information, together with the actual amount you invested in the Portfolio, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Portfolio under “Expenses Paid During Period.”

Hypothetical 5% Return. This section helps you compare your Portfolio’s costs with those of other mutual funds. It assumes that the Portfolio had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Portfolio’s comparative cost by comparing the hypothetical result for your Portfolio in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO

DISCLOSURE OF PORTFOLIO EXPENSES (Unaudited) (concluded)

NOTE: Because the return is set at 5% for comparison purposes — NOT your Portfolio’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 11/1/16	Ending Account Value 4/30/17	Annualized Expense Ratios	Expenses Paid During Period*
TS&W Equity Portfolio
Actual Fund Return
Institutional Shares	$1,000.00	$1,089.20	1.20%	$6.22

Hypothetical 5% Return
Institutional Shares	1,000.00	1,018.84	1.20	6.01

*	Expenses are equal to the Portfolio’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect one-half year period).

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO

BOARD CONSIDERATION IN RE-APPROVING THE ADVISORY AGREEMENT (Unaudited)

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Fund’s advisory agreement (the “Agreement”) must be renewed after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund (the “Trust”) or by a vote of a majority of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on November 16, 2016 to decide whether to renew the Agreement for an additional one-year term. In preparation for the meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the meeting, the Independent Trustees of the Fund met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Fund presented or submitted to the Board at the meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Fund regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Fund’s advisory fee paid to the Adviser and overall fees and operating expenses compared with a peer group of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Fund’s performance compared with a peer group of mutual funds and the Fund’s benchmark index.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Board meeting to help the Trustees evaluate the Adviser’s services, fee and

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO

other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Fund, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Fund and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Fund, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment and risk management approaches for the Fund. The most recent investment adviser registration form (“Form ADV”) for the Adviser was provided to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser to the Fund.

The Trustees also considered other services provided to the Fund by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Fund by the Adviser were sufficient to support renewal of the Agreement.

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO

Investment Performance of the Fund and the Adviser

The Board was provided with regular reports regarding the Fund’s performance over various time periods, including since its inception, and information regarding the Fund’s performance since the Agreement was last renewed. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s performance to its benchmark index and a peer group of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Fund, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Fund’s performance was satisfactory, or, where the Fund’s performance was materially below its benchmark and/or peer group, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Adviser in an effort to improve the performance of the Fund. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Fund were sufficient to support renewal of the Agreement.

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fee payable by the Fund to the Adviser, the Trustees reviewed, among other things, a report of the advisory fee paid to the Adviser. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s net and gross expense ratios and advisory fee to those paid by a peer group of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Adviser to other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Fund and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Fund is subject. The Board concluded, within the context of its full deliberations, that the advisory fee was reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Fund, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and its affiliates. The Trustees considered how the Adviser’s profitability was affected by factors such as its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Fund were not

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO

unreasonable. The Board also considered the Adviser’s commitment to managing the Fund and its willingness to continue its expense limitation and fee waiver arrangements with the Fund.

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Fund as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Fund and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Fund’s shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fee was reasonable in light of the information that was provided to the Trustees by the Adviser with respect to economies of scale.

Renewal of the Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

TS&W Equity Portfolio

P.O. Box 219009

Kansas City, MO 64121

1-866-4TSW-FUN

Adviser:

Thompson, Siegel & Walmsley LLC

6641 W. Broad Street, Suite 600

Richmond, VA 23230

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

This information must be preceded or accompanied by a

current prospectus for the Portfolio described.

Item 2.	Code of Ethics.

Not applicable for semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Not applicable for semi-annual report.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President
Date: July 7, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President
Date: July 7, 2017

By (Signature and Title)	/s/ Stephen Connors
Stephen Connors,
Treasurer, Controller & CFO
Date: July 7, 2017